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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest event reported): April 8, 2004
                                                           -------------

                             ESCALADE, INCORPORATED
                             -----------------------
             (Exact name of Registrant as specified in its charter)

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
          Indiana                    0-6966              13-2739290
          -------                    ------              ----------
      (State or Other       (Commission File Number) (IRS Employer I.D.
      Jurisdiction of                                       No.)
      Incorporation)
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                    251 Wedcor Avenue, Wabash, Indiana 46992
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (260) 569-7208
                                                           --------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION On April 8, 2004, Escalade, Incorporated ("Escalade") issued the press release and quarterly message to shareholders attached hereto as Exhibits 99.1 and 99.2, respectively, which documents contain financial information about Escalade's first completed fiscal quarter of 2004. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: April 8, 2004                  ESCALADE, INCORPORATED


                                     By: /s/ Terry D. Frandsen
                                     --------------------------
                                     Vice President and Chief Financial Officer



                                INDEX TO EXHIBITS

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        EXHIBIT
        NUMBER     DESCRIPTION
         99.1      Press release dated April 8, 2004

         99.2 Message to Shareholders dated April 8, 2004 for the quarter ended March 20, 2004
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